CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarter Report of B-Teller, Inc., (the “Company”) on Form 10-QSB for the Quarter Ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Armando Russo, President and J. A. Claydon, Secretary, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

B-TELLER, INC.
By /s/ Armando Russo
President

By /s/ J. A. Claydon
Secretary
June 6, 2006